ALLIANCE QUASAR FUND

SEMI-ANNUAL REPORT
MARCH 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                     ALLIANCE QUASAR FUND
_______________________________________________________________________________

May 27, 1998

Dear Shareholder:

This semi-annual report discusses Alliance Quasar Fund performance for the periods ended March 31, 1998.

INVESTMENT RESULTS
The following table shows how your Fund performed for the six and 12-month periods ending March 31, 1998, based on the net asset value of each class of shares. For comparison, we have also shown the returns for the S&P 500 Stock Index and the Russell 2000 Index. Your Fund's Class A shares achieved a total return of 7.97% at net asset value (NAV) for the six-month period ended March 31, 1998, outperforming its benchmark, the Russell 2000 Index, which posted a 6.37% return. This outperformance can be attributed to good stock selection in the retail and apparel sectors.


INVESTMENT RESULTS*
Periods Ended March 31, 1998
                                 TOTAL RETURNS
                             6 MONTHS       12 MONTHS
                             --------       ---------
ALLIANCE QUASAR FUND
  Class A                      7.97%         36.79%
  Class B                      7.57%         35.64%
  Class C                      7.53%         35.69%

RUSSELL 2000 INDEX             6.37%         42.02%

S&P 500 STOCK INDEX           17.21%         47.96%


* THE FUND'S INVESTMENT RESULTS REPRESENT CUMULATIVE TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF MARCH 31, 1998. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2,000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 3.


REVIEW OF INVESTMENT STRATEGY
Our basic investment strategy remains unchanged. We continue to adjust the Fund's portfolio composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth. Specifically, in the last several months, after lagging the market for several quarters, retail and apparel stocks have performed well.

Both Tommy Hilfiger Corp. and Nautica Enterprises, Inc. continue to gain market share within the casual apparel industry, and their stocks are finally beginning to reflect their huge growth potential. In addition, we continue to be excited about the potential for the rental car industries. Daily rental rates are increasing in 1998, for the third consecutive year, after about 10 years of virtually unchanged prices. With financial entrepreneurs now in charge of these companies, we are optimistic about their prospects, and currently hold positions in Budget Group, Inc., Avis Rent A Car, Inc. and Dollar Thrifty Automotive Group, Inc. Lastly, we continue to be bullish on the consolidation taking place within the automotive retailing business. Circuit City Stores, Inc. - Car Max Group, which was a poor investment in 1997, has rebounded nicely in 1998 and should be an excellent investment over the next several years. Within five years, its revenues could exceed $20 billion, with net income exceeding $600 million.

A new area of focus for us has been the leisure industry. There are several well positioned, well financed companies gaining market share in their respective niches of leisure. We currently hold positions in Bally Total Fitness Holding Corp., the largest health club provider; Family Golf Centers, Inc., the largest provider of golf driving ranges; and Premier Parks, Inc., the largest independent operator of amusement parks, gaining market share in the United States under the name "Six Flags." All three companies should be able to grow their earnings at least 25% a year and are very attractively valued.

In the turnaround category, we currently hold positions in PETsMART, Inc. which operates retail superstores catering to animal owners in the U.S. This company grew too quickly, and could not manage its earnings, causing its stock to drop more than 50%. However, we believe there is an opportunity in this channel of distribution for animal supplies.


1


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

On the cyclical side, Bethlehem Steel Corp. has been a huge restructuring success story for us within the steel industry, and is currently one of the largest positions in the Fund's portfolio. Secondly, we continue to be bullish on the airline industry, a group we have been overweighted in since 1995. The airline industry is experiencing its fourth consecutive year of profitability, after having five consecutive years of losses. We currently hold positions in Alaska Air Group, Inc., America West Airlines, Inc. and Mesa Air Group, Inc.

We also continue to believe that the oil tanker industry will rebound within the next several years, when tanker rates are forced upward, older tankers are retired, and new construction fails to keep up with demand. We continue to hold positions in OMI Corp., Teekay Shipping Corp., and Knightsbridge Tankers, Ltd.

Within the technology sector, we have increased our weighting to 14%, equal to the weighting in the Russell 2000, the benchmark index for small cap managers. We currently hold positions in Checkfree Corp., an online banking company; DBT Online, Inc., a database management company; and N2K, Inc., a leading internet music company.

Lastly, we continue to like the real estate investment trust (REIT) sector. The Fund currently holds positions in Security Capital Group, Inc., Chelsea GCA Realty, Inc. and Glenborough Realty Trust, Inc. We feel that the strength of the economy, coupled with minimal new construction, has led to higher valuations. The real estate industry is also going through a major change in ownership from being owned by private operators to well financed public operators. This should also lead to higher valuations.

Thank you for your continued interest in Alliance Quasar Fund. We look forward to reporting to you on future market activity and investment results.

Sincerely,


Alden M. Stewart
Chairman and President


Randall E. Haase
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                          ALLIANCE QUASAR FUND
_______________________________________________________________________________

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. Quasar Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      36.79%         31.00%
Five Years                    22.77%         21.71%
Ten Years                     15.57%         15.06%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      35.64%         31.64%
Five Years                    21.81%         21.81%
Since Inception*              18.04%         18.04%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      35.69%         34.69%
Since Inception*              23.23%         23.23%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90, Class B; 5/3/93, Class C.


3


TEN LARGEST HOLDINGS
MARCH 31, 1998 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                         VALUE            NET ASSETS
-------------------------------------------------------------------------------
Mohawk Industries, Inc.                    $  62,439,300            3.7%
Bethlehem Steel Corp.                         48,378,794            2.9
Budget Group, Inc. Cl.A                       40,957,500            2.4
GelTex Pharmaceuticals, Inc.                  40,192,200            2.4
Chelsea GCA Realty, Inc.                      40,004,400            2.4
Tommy Hilfiger Corp.                          38,752,325            2.3
OMI Corp.                                     35,327,700            2.1
Neurex Corp.                                  34,301,212            2.0
Telephone and Data Systems, Inc.              33,311,750            2.0
Consolidated Freightways Corp.                32,961,300            2.0
                                           $ 406,626,481           24.2%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
_______________________________________________________________________________

                                                         SHARES
-------------------------------------------------------------------------------
                                                                 HOLDINGS
PURCHASES                                       BOUGHT            3/31/98
-------------------------------------------------------------------------------
Avis Rent A Car, Inc.                            589,500          849,000
Bethlehem Steel Corp.                          1,974,100        3,567,100
Brylane, Inc.                                    355,100          355,100
CapStar Hotel Co.                                651,500          651,500
Chelsea GCA Realty, Inc.                         837,300        1,081,200
Oceaneering International, Inc.                  903,600          903,600
Signature Resorts, Inc.                          721,200          721,200
Teekay Shipping Corp.                            584,300          584,300
Tiffany & Co.                                    546,300          546,300
Viasoft, Inc.                                    559,900          559,900


                                                                 HOLDINGS
SALES                                             SOLD            3/31/98
-------------------------------------------------------------------------------
Abercrombie & Fitch Co. Cl.A                     338,900               -0-
ACC Corp.                                        165,400               -0-
American Disposal Services, Inc.                 322,100               -0-
Check Point Software Technologies, Ltd.          345,500               -0-
Continental Airlines, Inc. Cl.B                  624,600               -0-
Crompton & Knowles Corp.                         538,100               -0-
Kaiser Aluminum Corp.                            753,100               -0-
Renaissance Worldwide Inc.                       245,920               -0-
Snyder Communications, Inc.                      386,000               -0-
WHX Corp.                                        824,600               -0-


4


PORTFOLIO OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-89.1%
CONSUMER PRODUCTS & SERVICES-30.7%
ADVERTISING-0.8%
Princeton Video Image, Inc. (a)                 365,300     $  2,968,063
TeleSpectrum Worldwide, Inc. (a)              1,528,100       11,078,725
                                                             ------------
                                                              14,046,788

AIRLINES-3.7%
Alaska Air Group, Inc. (a)                      443,800       24,048,412
America West Airlines, Inc. Cl.B (a)            638,200       16,353,875
Mesa Air Group, Inc. (a)                      1,170,600       10,754,888
Trans World Airlines, Inc. (a)                  857,700       10,560,431
                                                             ------------
                                                              61,717,606

APPAREL-4.5%
Nautica Enterprises, Inc. (a)                   603,400       18,554,550
Tommy Hilfiger Corp. (a)                        645,200       38,752,325
Wolverine World Wide, Inc.                      639,100       18,054,575
                                                             ------------
                                                              75,361,450

BROADCASTING & CABLE-1.8%
Sinclair Broadcast Group, Inc. Cl.A (a)         246,100       14,181,512
Young Broadcasting Corp. Cl.A (a)               322,900       16,145,000
                                                             ------------
                                                              30,326,512

ENTERTAINMENT & LEISURE-3.7%
Bally Total Fitness HoldingCorp. (a)            512,900       16,156,350
Family Golf Centers, Inc. (a)                   169,200        6,852,600
N2K, Inc. (a)                                   350,800       10,480,150
Premier Parks, Inc. (a)                         260,300       15,097,400
Signature Resorts, Inc. (a)                     721,200       14,243,700
                                                             ------------
                                                              62,830,200

RESTAURANTS & LODGING-2.8%
CapStar Hotel Co. (a)                           651,500       22,598,906
Extended Stay America, Inc. (a)                 485,082        7,124,642
Florida Panthers Holdings,Inc. Cl.A (a)         759,200       16,892,200
                                                             ------------
                                                              46,615,748

RETAILING-11.6%
Brylane, Inc. (a)                               355,100       19,907,794
Circuit City Stores, Inc. -
  Car Max Group (a)                           2,282,500       26,391,406
Elder-Beerman Stores Corp. (a)                  158,700        3,550,913
Furniture Brands International, Inc. (a)        514,100       16,547,594
Goody's Family Clothing, Inc. (a)               197,300        8,730,525
Industrie Natuzzi SpA (ADR)(b)                  762,500       21,064,063
Movado Group, Inc.                              478,000       13,802,250
Pacific Sunwear of California (a)               530,800       22,028,200
Pep Boys-Manny, Moe & Jack                      424,400        9,840,775
PETsMART, Inc. (a)                              907,500        9,698,906
Tiffany & Co.                                   546,300       26,597,981
United Rentals, Inc. (a)                        614,600       15,979,600
                                                             ------------
                                                             194,140,007

MISCELLANEOUS-1.8%
Central Garden & Pet Co. (a)                    204,800        8,000,000
Century Business Services,Inc. (a)            1,252,011       22,144,945
                                                             ------------
                                                              30,144,945
                                                             ------------
                                                             515,183,256

TECHNOLOGY-15.7%
COMMUNICATION EQUIPMENT-1.3%
Comverse Technology, Inc. (a)                   457,600       22,365,200

COMPUTER SOFTWARE & SERVICES-5.6%
CDW Computer Centers, Inc. (a)                  326,200       19,531,225
Checkfree Corp. (a)                             659,100       14,582,587
DBT Online, Inc. (a)                            829,000       18,652,500
Insight Enterprises, Inc. (a)                   347,900       14,133,438
ISS Group, Inc. (a)                             164,800        6,406,600
QAD, Inc. (a)                                   357,600        5,252,250
Viasoft, Inc. (a)                               559,900       15,327,262
                                                             ------------
                                                              93,885,862


5


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
NETWORKING SOFTWARE-1.6%
Apex PC Solutions, Inc. (a)                     614,400     $ 16,512,000
Fore Systems, Inc. (a)                          712,600       11,223,450
                                                             ------------
                                                              27,735,450

SEMI-CONDUCTOR EQUIPMENT-1.0%
Applied Micro Circuits Corp. (a)                286,800        6,453,000
Photronics, Inc. (a)                             43,300        1,212,400
PMC-Sierra, Inc. (a)                            238,600        9,066,800
                                                             ------------
                                                              16,732,200

TELECOMMUNICATIONS-5.9%
Globecomm Systems, Inc. (a)                     530,000        7,353,750
GST Telecommunications, Inc. (a)                695,400       10,474,462
Level One Communications, Inc. (a)              678,750       15,950,625
Millicom International Cellular, SA (a)(c)      729,000       32,076,000
Telephone and Data Systems, Inc.                701,300       33,311,750
                                                             ------------
                                                              99,166,587

MISCELLANEOUS-0.3%
Excalibur Technologies Corp. (a)                369,500        4,295,438
                                                             ------------
                                                             264,180,737

BASIC INDUSTRIES-15.2%
BUILDING & RELATED-0.7%
Associated Materials, Inc. (a)                  616,200       12,324,000
Triangle Pacific Corp. (a)                        4,300          163,400
                                                             ------------
                                                              12,487,400

CONTAINERS-0.1%
U.S. Can Corp. (a)                               76,700        1,361,425

METAL HARDWARE-2.9%
Bethlehem Steel Corp. (a)                     3,567,100       48,378,794

METALS & MINING-0.4%
Royal Oak Mines, Inc. (a)                     5,701,200        6,770,175

TEXTILE PRODUCTS-4.4%
Mohawk Industries, Inc. (a)                   1,982,200       62,439,300
Novel Denim Holdings, Ltd. (a)                  437,500       11,976,563
                                                             ------------
                                                              74,415,863

TRANSPORTATION & SHIPPING-6.7%
AMERCO (a)                                      100,200        3,081,150
Carey International, Inc. (a)                   349,400        8,298,250
Consolidated Freightways Corp. (a)            1,938,900       32,961,300
Knightsbridge Tankers, Ltd.                     495,900       14,133,150
OMI Corp. (a)                                 3,925,300       35,327,700
Teekay Shipping Corp.                           584,300       18,186,337
                                                             ------------
                                                             111,987,887
                                                             ------------
                                                             255,401,544

HEALTH CARE-11.2%
BIOTECHNOLOGY-6.4%
Corixa Corp. (a)                                437,000        3,222,875
GelTex Pharmaceuticals, Inc. (a)              1,488,600       40,192,200
Gensia Sicor, Inc. (a)                        1,276,000        6,380,000
MedImmune, Inc. (a)                             433,400       23,891,175
Neurex Corp. (a)                              1,436,700       34,301,212
                                                             ------------
                                                             107,987,462

DRUGS, HOSPITAL SUPPLIES &
MEDICAL SERVICES-4.8%
American Oncology Resources, Inc. (a)           640,300        9,764,575
Mid Atlantic Medical Services, Inc. (a)       1,237,500       15,314,063
National Surgery Centers, Inc. (a)              789,575       20,183,511
Physio-Control International Corp. (a)          687,500       12,031,250
Synetic, Inc. (a)                               306,300       15,889,312
Veterinary Centers of America, Inc. (a)         445,600        7,185,300
                                                             ------------
                                                              80,368,011
                                                             ------------
                                                             188,355,473

FINANCIAL SERVICES-5.3%
REAL ESTATE-4.6%
CCA Prison Realty Trust                         276,400       11,453,325
Chelsea GCA Realty, Inc.                      1,081,200       40,004,400
Glenborough Realty Trust, Inc.                  445,200       12,966,450
Security Capital Group, Inc. Cl.B (a)           401,300       12,339,975
                                                             ------------
                                                              76,764,150


6


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
OTHER-0.7%
International Alliance warrants,
  expiring 12/30/99 (a)                         549,311     $  4,366,473
Waddell & Reed Financial, Inc. Cl.A (a)         279,200        7,259,200
                                                             ------------
                                                              11,625,673
                                                             ------------
                                                              88,389,823

ENERGY-4.5%
OIL & GAS SERVICES-4.5%
Oceaneering International,Inc. (a)              903,600       17,846,100
Parker Drilling Co. (a)                       1,860,400       19,534,200
Southern Union Co.                              653,100       15,674,400
Valero Energy Corp.                             677,400       22,608,225
                                                             ------------
                                                              75,662,925

CONSUMER MANUFACTURING-6.5%
AUTO & RELATED-6.5%
Avis Rent A Car, Inc. (a)                       849,000       27,539,437
Budget Group, Inc. Cl.A (a)                   1,092,200       40,957,500
Dollar Thrifty Automotive Group, Inc. (a)       770,600       17,338,500
Miller Industries, Inc. (a)                   1,114,600        8,150,513
Monaco Coach Corp. (a)                          375,100       14,722,675
                                                             ------------
                                                             108,708,625

Total Common Stocks & Other Investments
  (cost $1,265,125,138)                                    1,495,882,383


                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-10.3%
U.S. GOVERNMENT & AGENCIES-10.3%
Federal Home Loan Bank
  Zero Coupon, 4/22/98                          $34,000     $ 33,892,305
Federal Home Loan Mortgage Corp.
  Zero Coupon, 4/01/98                           39,100       39,100,000
  Zero Coupon, 4/27/98                           18,400       18,327,576
  Zero Coupon, 4/30/98                            7,000        6,969,268
  Zero Coupon, 5/08/98                           32,900       32,715,376
  Zero Coupon, 5/28/98                           15,000       14,870,325
Federal National Mortgage Association
  Zero Coupon, 4/14/98                           23,500       23,453,750
  Zero Coupon, 6/17/98                            3,000        2,965,286
Total Short-Term Investments
  (cost $172,293,886)                                        172,293,886

TOTAL INVESTMENTS-99.4%
  (COST $1,437,419,024)                                    1,668,176,269
Other assets less liabilities-0.6%                             9,444,343

NET ASSETS-100%                                           $1,677,620,612


(a)  Non-income producing security.

(b)  Country of origin--Italy.

(c)  Country of origin--Luxembourg.

     Glossary:
     ADR - American Depositary Receipt

See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,437,419,024)     $1,668,176,269
  Cash                                                                  37,395
  Receivable for investment securities sold                         35,968,674
  Receivable for capital stock sold                                  9,215,852
  Dividends receivable                                                 930,736
  Other assets                                                          30,481
  Total assets                                                   1,714,359,407

LIABILITIES
  Payable for investment securities purchased                       30,220,028
  Advisory fee payable                                               4,194,052
  Payable for capital stock redeemed                                 1,426,048
  Distribution fee payable                                             856,995
  Accrued expenses                                                      41,672
  Total liabilities                                                 36,738,795

NET ASSETS                                                      $1,677,620,612

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                               $      112,650
  Additional paid-in capital                                     1,381,179,895
  Accumulated net investment loss                                   (6,961,641)
  Accumulated net realized gain on investment transactions          72,533,877
  Net unrealized appreciation of investments and other assets      230,755,831
                                                                $1,677,620,612

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($562,517,168/17,909,350 shares of capital stock
    issued and outstanding)                                             $31.41
  Sales charge--4.25% of public offering price                            1.39
  Maximum offering price                                                $32.80

  CLASS B SHARES
  Net asset value and offering price per share
    ($716,817,654/25,100,981 shares of capital stock
    issued and outstanding)                                             $28.56

  CLASS C SHARES
  Net asset value and offering price per share
    ($206,104,387/7,213,575 shares of capital stock
    issued and outstanding)                                             $28.57

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per
    share ($192,181,403/6,101,023 shares of capital
    stock issued and outstanding)                                       $31.50


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)                ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                         $ 2,925,300
  Dividends                                          2,845,201
                                                                  $  5,770,501

EXPENSES
  Advisory fee                                       7,169,414
  Distribution fee - Class A                           523,815
  Distribution fee - Class B                         2,849,212
  Distribution fee - Class C                           814,610
  Transfer agency                                      878,112
  Registration                                         108,367
  Custodian                                            102,511
  Printing                                              94,930
  Administrative                                        64,500
  Audit and legal                                       45,052
  Directors' fees                                       16,000
  Miscellaneous                                         65,289
  Total expenses                                                    12,731,812
  Net investment loss                                               (6,961,311)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                      74,522,131
  Net change in unrealized appreciation of
    investments and other assets                                    59,719,107
  Net gain on investments                                          134,241,238

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $127,279,927


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                          SIX MONTHS ENDED        YEAR ENDED
                                           MARCH 31, 1998        SEPTEMBER 30,
                                             (UNAUDITED)             1997
                                         ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                      $   (6,961,311)      $   (8,301,609)
  Net realized gain on
    investment transactions                    74,522,131           61,906,245
  Net change in unrealized appreciation
    of investments and other assets            59,719,107          130,575,519
  Net increase in net assets
    from operations                           127,279,927          184,180,155

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                   (17,163,903)         (35,781,862)
    Class B                                   (24,996,773)         (23,349,486)
    Class C                                    (7,133,144)          (5,648,782)
    Advisor Class                              (2,825,501)            (312,701)

CAPITAL STOCK TRANSACTIONS
  Net increase                                489,392,876          623,150,616
  Total increase                              564,553,482          742,237,940

NET ASSETS
  Beginning of year                         1,113,067,130          370,829,190
  End of period                            $1,677,620,612       $1,113,067,130


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Securities traded in the over-the-counter market, including securities traded on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Readily marketable debt securities are valued at the last sales price. Securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The fund accretes discounts as adjustments to income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $64,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $643,928 for the six months ended March 31, 1998.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $111,882 from the sales of Class A shares and $4,853, $367,748 and $52,257 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 1998.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1998 amounted to $2,570,606, of which $19,605 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,507,367 and $21,324,018 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,126,746,355 and $739,026,693, respectively, for the six months ended March 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 1998.

At March 31, 1998, the cost of investments for federal income tax purposes was $1,438,697,459. Accordingly, gross unrealized appreciation of investments was $267,509,072 and gross unrealized depreciation of investments was $38,030,262, resulting in net unrealized appreciation of $229,478,810.


12


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MARCH 31,1998    SEP. 30,    MARCH 31,1998      SEP. 30,
                      (UNAUDITED)       1997       (UNAUDITED)        1997
                    -------------  ------------  --------------  --------------
CLASS A
Shares sold           13,516,525    11,397,616   $ 393,215,988   $ 301,819,124
Shares issued in
  reinvestment of
  distributions          571,297     1,338,101      15,983,664      31,392,004
Shares converted
  from Class B            59,880        93,234       1,709,430       2,388,921
Shares redeemed       (9,478,334)   (7,820,120)   (277,250,965)   (205,201,851)
Net increase           4,669,368     5,008,831   $ 133,658,117   $ 130,398,198

CLASS B
Shares sold            8,533,630    15,718,977   $ 227,182,737   $ 384,984,682
Shares issued in
  reinvestment of
  distributions          922,762       806,589      23,530,481      17,462,788
Shares converted
  to Class A             (65,719)     (101,254)     (1,709,430)     (2,388,921)
Shares redeemed       (2,364,557)   (2,654,832)    (62,034,516)    (64,196,011)
Net increase           7,026,116    13,769,480   $ 186,969,272   $ 335,862,538

CLASS C
Shares sold            4,100,499     6,517,559   $ 108,477,735   $ 158,023,140
Shares issued in
  reinvestment of
  distributions          260,209       149,743       6,638,007       3,241,980
Shares redeemed       (2,372,062)   (2,534,347)    (61,870,302)    (61,156,504)
Net increase           1,988,646     4,132,955   $  53,245,440   $ 100,108,616


                                  OCT. 2,1996(A)                 OCT. 2,1996(A)
                                        TO                             TO
                                   SEPTEMBER 30,                 SEPTEMBER 30,
                                       1997                           1997
                                  -------------                  --------------
ADVISOR CLASS
Shares sold            5,175,112     2,134,062   $ 149,495,047   $  58,915,871
Shares issued in
  reinvestment of
  distributions           95,462        13,323       2,676,749         312,693
Shares redeemed       (1,222,578)      (94,358)    (36,651,749)     (2,447,300)
Net increase           4,047,996     2,053,027   $ 115,520,047   $  56,781,264


(a)  Commencement of distribution.


13


FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                              MARCH 31,                          YEAR ENDED SEPTEMBER 30,
                                                1998       ----------------------------------------------------------------
                                            (UNAUDITED)        1997          1996         1995         1994         1993
                                            -------------  ------------  -----------  ------------  ----------  -----------
Net asset value, beginning of year            $30.37         $27.92        $24.16       $22.65        $24.43       $19.34

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.09)(a)       (.24)(a)      (.25)        (.22)(a)      (.60)        (.41)
Net realized and unrealized gain (loss)
  on investment transactions                    2.36           6.80          8.82         5.59          (.36)        6.38
Net increase (decrease) in net asset
  value from operations                         2.27           6.56          8.57         5.37          (.96)        5.97

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)         (4.11)        (4.81)       (3.86)         (.82)        (.88)
Net asset value, end of period                $31.41         $30.37        $27.92       $24.16        $22.65       $24.43

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.97%         27.81%        42.42%       30.73%        (4.05)%      31.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $562,517       $402,081      $229,798     $146,663      $155,470     $228,874
Ratio of expenses to average net assets         1.56%(c)       1.67%         1.79%        1.83%         1.67%        1.65%
Ratio of net investment loss to average
  net assets                                    (.66)%(c)      (.91)%       (1.11)%      (1.06)%       (1.15)%      (1.00)%
Portfolio turnover rate                           63%           135%          168%         160%          110%         102%
Average commission rate (d)                   $.0540         $.0536        $.0596           --            --           --


See footnote summary on page 17.


14


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS B
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                              MARCH 31,                           YEAR ENDED SEPTEMBER 30,
                                                1998       -----------------------------------------------------------------
                                            (UNAUDITED)        1997          1996         1995          1994         1993
                                            -------------  ------------  -----------  ------------  -----------  -----------
Net asset value, beginning of year            $27.83         $26.13        $23.03       $21.92        $23.88       $19.07

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.19)(a)       (.42)(a)      (.20)        (.37)(a)      (.53)        (.18)
Net realized and unrealized gain (loss)
  on investment transactions                    2.15           6.23          8.11         5.34          (.61)        5.87
Net increase (decrease) in net asset
  value from operations                         1.96           5.81          7.91         4.97         (1.14)        5.69

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)         (4.11)        (4.81)       (3.86)         (.82)        (.88)
Net asset value, end of period                $28.56         $27.83        $26.13       $23.03        $21.92       $23.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.57%         26.70%        41.48%       29.78%        (4.92)%      30.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $716,818       $503,037      $112,490      $16,604       $13,901      $16,779
Ratio of expenses to average net assets         2.34%(c)       2.51%         2.62%        2.65%         2.50%        2.46%
Ratio of net investment loss to average
  net assets                                   (1.44)%(c)     (1.73)%       (1.96)%      (1.88)%       (1.98)%      (1.81)%
Portfolio turnover rate                           63%           135%          168%         160%          110%         102%
Average commision rate (d)                    $.0540         $.0536        $.0596           --            --           --


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS C
                                            --------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                                                          MAY 3, 1993(E)
                                              MARCH 31,                   YEAR ENDED SEPTEMBER 30,                  TO
                                                1998       --------------------------------------------------  SEPTEMBER 30,
                                            (UNAUDITED)        1997          1996        1995         1994         1993
                                            -------------  ------------  -----------  -----------  ----------  -------------
Net asset value, beginning of period          $27.85         $26.14        $23.05      $21.92       $23.88       $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.19)(a)       (.42)(a)      (.20)       (.37)(a)     (.36)        (.10)
Net realized and unrealized gain (loss)
  on investment transactions                    2.14           6.24          8.10        5.36         (.78)        3.65
Net increase (decrease) in net asset
  value from operations                         1.95           5.82          7.90        4.99        (1.14)        3.55

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.23)         (4.11)        (4.81)      (3.86)        (.82)          -0-
Net asset value, end of period                $28.57         $27.85        $26.14      $23.05       $21.92       $23.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                               7.53%         26.74%        41.46%      29.87%       (4.92)%      17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $206,104       $145,494       $28,541      $1,611       $1,220         $118
Ratio of expenses to average net assets         2.33%(c)       2.50%         2.61%       2.64%        2.48%        2.49%(c)
Ratio of net investment loss to average
  net assets                                   (1.44)%(c)     (1.72)%       (1.94)%     (1.76)%      (1.96)%      (1.90)%(c)
Portfolio turnover rate                           63%           135%          168%        160%         110%         102%
Average commission rate (d)                   $.0540         $.0536        $.0596          --           --           --


See footnote summary on page 17.


16


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 ADVISOR CLASS
                                            --------------------------
                                            SIX MONTHS    OCTOBER 2,
                                               ENDED        1996(E)
                                              MARCH 31,       TO
                                                1998     SEPTEMBER 30,
                                            (UNAUDITED)      1997
                                            -----------  -------------
Net asset value, beginning of period           $30.42       $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                          (.06)        (.17)
Net realized and unrealized gain
  on investment transactions                     2.37         6.88
Net increase in net asset
  value from operations                          2.31         6.71

LESS: DISTRIBUTIONS
Distributions from net realized gains           (1.23)       (4.11)
Net asset value, end of period                 $31.50       $30.42

TOTAL RETURN
Total investment return based on net
  asset value (b)                                8.09%       28.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $192,181      $62,455
Ratio of expenses to average net assets (c)      1.35%        1.58%
Ratio of net investment loss to average
  net assets (c)                                 (.42)%       (.74)%
Portfolio turnover rate                            63%         135%
Average commission rate                        $.0540       $.0536


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e)  Commencement of distribution.


17


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19


ALLIANCE QUASAR FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRSR